                                                                   EXHIBIT 10.27
                                 GUITAR CENTER, INC.
                               INITIAL PUBLIC OFFERING

                                 STOCKHOLDER CONSENT

    This Consent, dated as of January 24, 1997 (this "CONSENT"), is among Guitar Center, Inc., a Delaware corporation and successor to Guitar Center Management Company, Inc. (the "COMPANY"), and the stockholders listed on the signature pages hereto (the "STOCKHOLDERS").

                                       RECITALS

    A. The Board of Directors of the Company has determined that it is in the best interests of the Company to obtain additional financing for the operations of the Company by effecting an initial public offering ("IPO") of Common Stock, $.01 par value ("COMMON STOCK"). Certain actions in connection with such IPO require the consent of certain of the Company's stockholders.

    B. In connection with the IPO, the Stockholders have agreed to enter into this Consent to, among other things: (i) confirm certain understandings related to the Stockholders pursuant the Stockholders Agreement and the Registration Rights Agreement, (ii) amend certain provisions of the Company's Certificate of Incorporation and Bylaws, (iii) agree not to dispose of any equity securities of the Company for a 180-day period following the consummation of the IPO, and (iv) approve of a form of indemnification agreement for officers and directors of the Company.

    C. In connection with the IPO, the holders of Junior Preferred Stock have agreed to enter into this Consent to, among other things: (i) approve an amendment to the Certificate of Incorporation to provide for the mandatory conversion of all shares of the Junior Preferred Stock into shares of Common Stock upon the consummation of the IPO, and (ii) waive certain notice provisions applicable to the Junior Preferred Stock.

    D. In connection with the IPO, the holders of Senior Preferred Stock have agreed to enter into this Consent to, among other things: (i) approve an amendment to the Certificate of Incorporation to amend certain notice provisions applicable to the Senior Preferred Stock, and (ii) provide for certain procedures to be followed in connection with such redemption.

    E. In connection with the IPO, the DLJ Investors have agreed to enter into this Consent to, among other things, (i) waive certain rights provided to the DLJ Investors pursuant to the Warrants and the DLJ Registration Rights Agreement, and (ii) agree not to dispose of any equity securities of the Company for a 180-day period following the consummation of the IPO.

    F. The signature pages hereto set forth the numbers of shares of Common Stock and Junior Preferred Stock held by each Stockholder and the number of shares of Senior Preferred Stock held by the DLJ Investors. Such shares of Common Stock, Junior Preferred Stock and Senior Preferred Stock constitute in excess of the requisite number of shares of such capital stock required to consent to the actions provided for herein pursuant to the terms of the applicable Governing Documents. The signature pages hereto set forth the number of shares of Common Stock and Junior Preferred Stock issuable upon the exercise of all outstanding Warrants. None of the share numbers used in this Agreement give effect to the 2.582-to-1 Common Stock split effectuated on January 15, 1997.

                                      AGREEMENT

    In consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1. DEFINITIONS. For purposes of this Consent, the following capitalized terms shall have the following meanings ascribed to such terms:

    "1996 PLAN" shall mean the Amended and Restated 1996 Performance Stock Option Plan of the Company.

    "1997 PLAN" shall mean the 1997 Equity Performance Plan of the Company.

    "BYLAWS" shall mean the Bylaws of the Corporation, as in effect on the date hereof.

    "BOARD" shall mean the Board of Directors of the Company.

    "CERTIFICATE OF INCORPORATION" shall mean the Certificate of Incorporation of the Company, as in effect on the date hereof.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "DLJ INVESTORS" shall mean DLJ Merchant Banking Partners, L.P., a Delaware limited partnership, DLJ International Partners, C.V., a Netherlands Antilles limited partnership, DLJ Offshore Partners, C.V., a Netherlands Antilles limited partnership, DLJ Merchant Banking Funding Inc., a Delaware corporation, and DLJ First ESC L.L.C., a Delaware limited liability company.

    "DLJ REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Agreement, dated as of June 5, 1996, among the Company and the DLJ Investors.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    "FUNDS" shall mean Chase Venture Capital Associates, L.P., Wells Fargo Small Business Investment Company, Inc. and Weston Presidio Capital II, L.P.

    "GOVERNING DOCUMENTS" shall mean the Stockholders Agreement, the Certificate of Incorporation, the Bylaws, the Registration Rights Agreement, the DLJ Registration Rights Agreement, the 1996 Plan and the 1997 Plan.

    "JUNIOR PREFERRED STOCK" shall mean the Junior Preferred Stock, $.01 par value, of the Company.

    "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of June 5, 1996, among the Company and the stockholders of the Company party thereto.

    "SCHERR TRUSTS" shall mean the Scherr Living Trust, the Raymond Scherr Annuity Trust and the Janet Scherr Annuity Trust.

    "SENIOR PREFERRED STOCK" shall mean the 14% Senior Preferred Stock, $.01 par value, of the Company.

    "STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement, dated as of June 5, 1996, among the Company and the stockholders of the Company party thereto.

    "WARRANTS" shall mean the Warrants to purchase Common Stock and Junior Preferred Stock issued to each of the DLJ Investors.

    2.   STOCKHOLDERS AGREEMENT.

         (a) COMPENSATION COMMITTEE REQUIREMENTS. Section 10(e) of the Stockholders Agreement provides, among other things, that the Compensation Committee of the Board of Directors shall include two members of the Board designated by Messrs. Larry Thomas and Marty Albertson. As of the date hereof, Messrs. Thomas and Albertson have designated themselves as members of the Compensation Committee. Section 15(c) of the Stockholders Agreement provides that the Compensation Committee shall administer the Company's stock option plan. After the effectiveness of the IPO, in order for grants of options and other awards under the Company's 1997 Equity Performance Plan (the "1997 PLAN") to comply with certain provisions of the Code (including Section 162(m) thereof) and certain provisions of the Exchange Act (including Section 16b-3 thereof), the Compensation Committee of the Board of Directors must consist solely of two or more "independent directors" appointed by and holding office at the pleasure of the Board, each of whom is: (i) not an officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of a subsidiary of the Company; (ii) a non-employee director (as defined by Rule 16b-3 promulgated pursuant to the Exchange Act); and (iii) an outside director (for purposes of Section 162(m) of the Code). Since Messrs. Thomas and Albertson are officers of the Company, they are not considered "independent directors."

         (b)  CONSENT TO MEMBERS OF COMPENSATION COMMITTEE.  In accordance with
Section 19(a) of the Stockholders Agreement, the Company and each Stockholder hereby agree that, notwithstanding the provisions of Section 10(e) and 15(c) of the Stockholders Agreement, effective upon the consummation of the IPO, the Compensation Committee shall consist solely of two or more "independent directors" as described above. Such "independent directors" shall be appointed by and hold office at the pleasure of the Board.

         (c) CERTAIN MEMBERS OF MANAGEMENT CONSIDERED "PERMITTED TRANSFEREES" FOR PURPOSES OF OPTION GRANTED BY FUNDS. The Funds have granted to an option to purchase an aggregate of 30,189 Units (as defined therein) pursuant to an Amended and Restated Memorandum of Understanding and Stock Option Agreement. Such option grants may be considered a "Transfer" as that term is used in the Stockholders Agreement. The Company and each Stockholder hereby approve and consent to the treatment of the transactions contemplated by such option grants as a "Permitted Transfer" pursuant to Section 5 of the Stockholders Agreement and agree that such transferees shall be treated as "Management Stockholders" under the Stockholders Agreement.

         (d) ISSUANCE OF UNITS TO CERTAIN EMPLOYEES OF THE COMPANY. Certain employees of the Company have irrevocably agreed to purchase Units from the Company (not to exceed 5,000 Units) at a purchase price of $100 per Unit
pursuant to a supplemental employee stock purchase plan.   As a condition to
such purchases, such employees will be signing a joinder agreement to the Stockholders Agreement pursuant to which such employees have all the rights, and shall observe all the obligations, applicable to a "Management
Stockholder" under the Stockholders Agreement. Notwithstanding Section 4(a) of the Stockholders Agreement, each Stockholder agrees that if employment by the Company of any such employee is terminated for any reason, the Company may, at its option, repurchase the Units from such employee for a cash purchase price equal to the original purchase price paid by such employees for such Units, plus 7% per annum, and if the Company does not exercise its option to repurchase such Units no other Stockholder shall have the right to purchase such Units pursuant to Section 4(a) of the Stockholders Agreement.


    3.   STOCK OPTION PLANS.

         (a) AMENDMENT TO 1996 PLAN. Each Stockholder hereby approves the Amendment to the 1996 Plan, in substantially the form attached hereto as EXHIBIT A, which Amendment deletes a section of the 1996 Plan that permits an optionholder to exercise vested options by paying the option exercise price for such vested options through the cancellation of other unexercised vested options and shall be effective upon the consummation of the IPO.

         (b) ADOPTION OF 1997 PLAN. Each Stockholder hereby approves the 1997 Plan, in substantially the form attached hereto as EXHIBIT B.

    4.   CERTIFICATE OF INCORPORATION.

         4.1. JUNIOR PREFERRED STOCK.

              (a) CONVERSION PRICE. In order to, among other things, provide for the mandatory conversion of each share of Junior Preferred Stock into Common Stock and permit disclosure to prospective investors in the IPO of a specified conversion price for each share of Junior Preferred Stock and a specified number of shares of Common Stock outstanding immediately following the consummation of the IPO and in order to provide such disclosure in the "red herring" prospectus distributed to prospective investors, each holder of Junior Preferred Stock signatory hereto hereby approves the Certificate of Amendment to the Certificate of Incorporation, in the form of EXHIBIT C attached hereto. Such Amendment enables a conversion price to be specified prior to the consummation of the IPO by providing, among other things, that each share of Junior Preferred Stock shall convert into such number of shares of Common Stock as is equal to the Junior Preferred Liquidation Value (as defined in the Certificate of Incorporation) per share, without interest, divided by a number equal to the average of the high and low points of the range of estimated initial public offering price to the public (excluding underwriting discounts and commissions), as set forth on the cover page of the initial version of the "red herring" prospectus filed with the Securities and Exchange Commission in connection with the IPO.

              (b) BOARD OF DIRECTORS APPROVAL. The Company confirms that the Certificate of Amendment to the Certificate of Incorporation, in substantially the form of EXHIBIT C, and the related issuance of Common Stock by the Company has been approved by Board of Directors of the Company.

         4.2. SENIOR PREFERRED STOCK.

              (a) APPROVAL OF AMENDMENTS. Each holder of Senior Preferred Stock hereby approves the Certificate of Amendment to the Certificate of Incorporation, in the form of EXHIBIT C hereto, which Certificate of Amendment, among other things, provides for redemption, at the Company's option, of all outstanding shares of Senior Preferred Stock to be effected without notice and contemporaneous with the consummation of the IPO. The Company hereby agrees to exercise its option to redeem all outstanding shares of Senior Preferred Stock simultaneously with the consummation of the IPO in accordance with the provisions of the Certificate of Incorporation, as amended in the form of EXHIBIT C hereto. In addition, if, on or prior to 12:00 p.m., Eastern time, on the business day immediately preceding the date of redemption of the Senior Preferred Stock, the DLJ Investors provide the Company the necessary tax and other related documents customary to permit such redemption payment (including, without limitation, a Form W-9, as applicable, and written wire instructions regarding the account(s) to receive such payment), the Company hereby agrees to pay the amount due on such redemption in same-day funds simultaneously with the Company's receipt of payment for the shares of Common Stock sold in the IPO by wire transfer to the account designated in writing by the DLJ Investors. Notwithstanding the provisions of paragraph (a) of
Section 5 of Subpart A of Article IV of the Certificate of Incorporation, as amended in the form of EXHIBIT C hereto, if such necessary tax and other related documents are not provided to the Company in accordance with the foregoing sentence, the Company shall set aside for payment the amount of such redemption payment, which amount shall be paid on the business day following the date such necessary tax and other related documents are provided to the Company (or the second business day following such date if such necessary tax and other related documents are provided to the Company after 12:00 p.m., Eastern time, on such date or are provided on a non-business day).

              (b) REDEMPTION MECHANICS. The Company hereby agrees with each holder of Senior Preferred Stock to keep such holders and their counsel reasonably apprised of the status of the Company's IPO and of the intended time and place of the closing of such IPO with the objective of facilitating the actual payment of the redemption proceeds to the holders of the Senior Preferred Stock simultaneously with the closing of the IPO. Without limiting the generality of the foregoing, the Company will use all reasonable commercial efforts to facilitate the delivery by the holders of the Senior Preferred Stock of their underlying certificates and the related documentation (such as, for example, tax withholding certification and related customary documentation) at the closing of the IPO.

         4.3. OTHER AMENDMENTS TO CERTIFICATE OF INCORPORATION; AMENDMENTS TO BYLAWS; RESTATED CERTIFICATE OF INCORPORATION. Each Stockholder hereby approves the Certificate of Amendment to the Certificate of Incorporation, in substantially the form of EXHIBIT D attached hereto, and the Amended and Restated Bylaws, in substantially the form of EXHIBIT E attached hereto, both of which shall be effective simultaneously with the consummation of the IPO. Such Certificate of Amendment to the Certificate of Incorporation and such Amended and Restated Bylaws provide, among other things, that (i) holders of at least 66-2/3% of the outstanding shares entitled to vote may amend provisions of the Certificate of Incorporation and Bylaws, as applicable; and (ii) no action shall be taken by any stockholders of the Company, except at an annual or special meeting of stockholders, and that stockholders shall not be permitted to take any action by written consent. In addition, such Certificate of Amendment provides for an increase in the number of shares of authorized Common Stock. Each Stockholder hereby agrees that such increased number of authorized shares shall be equal to 60 million shares of capital stock (comprised of 55 million shares of Common Stock and 5 million shares of preferred stock, $.01 par value). Such increased number of authorized shares shall be set forth in the Certificate of Amendment to the Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effective simultaneously the consummation of the IPO. Each Stockholder hereby approves the Restated Certificate of Incorporation, in the form of EXHIBIT F attached hereto, which shall be effective immediately following the redemption of all outstanding shares of Senior Preferred Stock and payment of the amount due on such redemption as provided in Section 4.2 hereof and the mandatory conversion of all outstanding shares of Junior Preferred Stock in connection with the IPO.

         4.4. APPROVAL OF FORM OF INDEMNIFICATION AGREEMENTS. Each Stockholder hereby approves the form of Indemnification Agreement, in substantially the form of EXHIBIT G attached hereto, to be entered into between the Company and each of its existing directors and officers and each person who shall become a director or officer on or after the date hereof.

    5.   REGISTRATION RIGHTS.

         5.1. REGISTRATION RIGHTS AGREEMENT. In connection with the Company's recapitalization in June 1996, each Stockholder was provided with certain registration rights pursuant to the Registration Rights Agreement that are effective in connection with the IPO. Each Stockholder hereby waives any right to receive further written notice of such IPO in accordance with the terms of the Registration Rights Agreement. In addition, each Stockholder waives any right under the Registration Rights Agreement to request registration of any shares of Common Stock held or receivable by such Stockholder in connection with the Company's registration of shares of Common Stock to be issued and sold by it in the IPO. Except as otherwise set forth in Section 8.2 hereof, the waiver of the right to request registration provided in this Section 5.1 shall be irrevocable. The foregoing waiver shall not have any effect on the rights of any Stockholder in respect of any offering covered by the Registration Rights Agreement, other than the IPO.

         5.2. DLJ REGISTRATION RIGHTS AGREEMENT. In connection with the Company's recapitalization in June 1996, each DLJ Investor was provided with certain registration rights pursuant to the DLJ Registration Rights Agreement that are effective in connection with the IPO. Each DLJ Investor hereby waives any right to receive written notice of such IPO in accordance with the terms of the DLJ Registration Rights Agreement. In addition, in connection with the IPO, each DLJ Investor waives any right under the DLJ Registration Rights Agreement to request registration of the Warrant held by such DLJ Investor, any shares of Senior Preferred Stock held by such DLJ Investor, or any shares of Junior Preferred Stock or Common Stock issuable upon exercise of the Warrant held by such DLJ Investor. Except as otherwise set forth in Section 8.2 hereof, the waiver of the right to request registration provided in this Section 5.2 shall be irrevocable. The foregoing waiver shall not have any effect on the rights of any DLJ Investor in respect of any offering covered by the DLJ Registration Rights Agreement, other than the IPO.

    6.   WARRANT AGREEMENT.

         6.1. COMMON STOCK REDEMPTION.  Notwithstanding the provisions of
Section 9(g) of each Warrant or the definition of "Fair Market Value" as set forth in each Warrant, each DLJ Investor hereby agrees that if, substantially contemporaneous with the consummation of the IPO, the Company redeems any Common Stock held by any Stockholder who is an officer or employee of the Company for a cash redemption price per share of Common Stock that is not in excess of the initial public offering price per share (excluding net underwriting discounts and commissions) and that, in the aggregate, does not exceed $25.0 million, then such redemption shall not be considered to be a purchase in excess Fair Market Value for purposes of Section 9(g) of each Warrant.

         6.2. ISSUANCE OF UNITS TO CERTAIN EMPLOYEES OF THE COMPANY. As described in Section 2(d) above, certain employees of the Company have irrevocably agreed to purchase Units from the Company (not to exceed 5,000 Units) at a purchase price of $100 per Unit pursuant to a supplemental employee stock purchase plan. Notwithstanding the provisions of Section 9(d) of each Warrant or the definition of "Fair Market Value" as set forth in each Warrant, each DLJ Investor hereby agrees that the issuance of such Units at a purchase price of $100 per Unit shall not be considered a below market issuance of Common Stock (or Junior Preferred Stock) for purposes of Section 9(d) of each Warrant.

         6.3. ISSUANCE OF OPTIONS TO CERTAIN OFFICERS OF THE COMPANY. The employment agreements between the Company and each of Mr. Bruce Ross and Mr. Barry Soosman, as amended, provide for the grant of 8,669 Units to each of Messrs. Ross and Soosman at an exercise price of $100 per Unit. An amendment to the 1996 Plan is required to permit the grant of such options to Messrs. Ross and Sossman in accordance with the terms of their employment agreements, as amended. Notwithstanding the provisions of Section 9(d) of each Warrant or the definition of "Fair Market Value" as set forth in each Warrant, each DLJ Investor hereby agrees that neither the issuance of such options nor the issuance of any Units, Common Stock or Junior Preferred Stock upon the exercise of such options shall be considered a below market issuance of Common Stock (or Junior Preferred Stock) for purposes of Section 9(d) of each Warrant.

         6.4. JUNIOR PREFERRED STOCK CONVERSION. Each DLJ Investor hereby agrees that each share of Junior Preferred Stock being converted to Common Stock pursuant to the provisions of Section 4.1 shall convert in accordance with such provisions and that, following such conversion, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted to give effect to such conversion as provided in Section 9(b)(ii) of the Warrant. The Company agrees to reserve a sufficient number of shares of Common Stock for issuance upon exercise of all Warrants, such reservation to be effective immediately upon conversion of the Junior Preferred Stock.

    7.   LOCK-UP AGREEMENT.

         7.1. Each of the Stockholders and the DLJ Investors hereby confirms its agreement pursuant to Section 5 of the Registration Rights Agreement and
Section 2.4(d) of the DLJ Registration Rights Agreement, as the case may be, to enter into a 180-day lock-up agreement with the underwriters of the IPO which lock-up agreement shall be on customary terms and provide, among other things, that such Stockholder shall not (without the prior written consent of the lead underwriter) dispose of any equity securities of the Company for a period of 180 days after the consummation of the IPO. The lock-up agreements executed by the Funds and the DLJ Investors shall provide that if the terms and conditions of any lock-up agreement applicable to any Fund or any DLJ Investor are amended, altered or waived, then the terms of the lock-up agreement applicable to all other Funds and all other DLJ Investors shall be deemed to be so amended, altered or waived.

    8.   MISCELLANEOUS.

         8.1. COOPERATION. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective at the times contemplated herein the agreements provided for herein and the actions contemplated by this Consent.

         8.2. TERMINATION. The consent of any signatory to any of the provisions in the foregoing Sections 1 through 8 may be terminated by such person, only if the IPO has not been consummated on or prior to June 30, 1997 and if written notice of such termination is provided to each party hereto in accordance with the provisions of Section 19(g) of the Stockholders
Agreement. Notwithstanding the foregoing of this Section 8.2, the provisions of Sections 6.2 and 6.3 shall only terminate upon the written agreement of the Company and the DLJ Investors.

         8.3. WAIVER; AMENDMENT. Subject to applicable law, at any time prior to the consummation of the IPO, any party hereto may waive compliance as to such party with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer. No party hereto shall be bound by any waiver which it has not signed. No amendment of the terms hereof shall be effective as against the DLJ Investors unless such amendment is signed by the DLJ Investors.

         8.4. SPECIFIC PERFORMANCE. The Stockholders and the DLJ Investors recognize that the obligations imposed on them in this Agreement are special, unique and of extraordinary character, and that in the event of a breach by any of them of any of the provisions hereof, damages will be an insufficient remedy; consequently, it is agreed that the parties hereto may have specific performance and injunctive relief (in addition to damages) for the enforcement hereof, without proving damages. Notwithstanding the foregoing or any other provisions of this Consent, none of the Stockholders nor the DLJ Investors shall have any right to obtain or seek an injunction restraining or otherwise delaying the IPO as the result of any controversy that might arise with respect to the interpretation or implementation of this Consent.

         8.5. INTERPRETATION. All defined terms herein include the plural as well as the singular. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Consent as a whole and not to any particular Section or other subdivision. This Consent shall not be construed for or against any party hereto by reason of the authorship or alleged authorship of any provisions hereof or by reason of the status of the respective parties hereto. The headings contained in this Consent are for reference purposes only and shall not affect in any way the meaning or interpretation of this Consent.

         8.6. MISCELLANEOUS. This Consent (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof; (ii) is not intended to confer upon any other person any rights or remedies hereunder; (iii) shall not be assigned, except by Company to a directly or indirectly wholly owned subsidiary of the Company which, in a written instrument shall agree to assume all of the Company's obligations hereunder and be bound by all of the terms and conditions of this Consent; PROVIDED, HOWEVER, that no such assignment shall relieve the assigning party of the obligations hereunder; and (iv) shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. This Consent may be executed in one or more counterparts which together shall constitute a single agreement.

                                      * * * * *

                             (SIGNATURE PAGES TO FOLLOW)

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed as of the date first written above.


GUITAR CENTER, INC.


By  /s/LARRY THOMAS
  -----------------------
       President


CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By     Chase Capital Partners,
       Its General Partner


By  /s/DAVID FERGUSON
  -----------------------
       General Partner
       499,800 shares of Common Stock
       494,802 shares of Junior Preferred Stock


WELLS FARGO SMALL BUSINESS INVESTMENT COMPANY, INC.


By  /s/STEVEN BURGE
  -----------------------
       Title:
       100,000 shares of Common Stock
       99,000 shares of Junior Preferred Stock


WESTON PRESIDIO CAPITAL II, L.P.

By     Weston Presidio Capital Management II, L.P.,
       Its General Partner


By  /s/MICHAEL LAZARUS
  -----------------------
       75,000 shares of Common Stock
       74,250 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


SCHERR LIVING TRUST


By  /s/RAY SCHERR
  -----------------------
       Ray Scherr, Trustee

By  /s/JANET SCHERR
  -----------------------
       Janet Scherr, Trustee
       125,250 shares of Common Stock
       123,998 shares of Junior Preferred Stock


RAYMOND SCHERR ANNUITY TRUST


By  /s/DAVID SCHERR
  -----------------------
       David Scherr, Trustee
       30,000 shares of Common Stock
       29,700 shares of Preferred Stock


JANET SCHERR ANNUITY TRUST


By  /s/DAVID SCHERR
  -----------------------
       David Scherr, Trustee
       30,000 shares of Common Stock
       29,700 shares of Preferred Stock


    /s/DAVID SCHERR
-----------------------
David Scherr
       1,000 shares of Common Stock
       990 shares of Preferred Stock


BARRY F. SOOSMAN AND JODY L. SOOSMAN REVOCABLE TRUST


By  /s/BARRY SOOSMAN
  -----------------------
       Barry Soosman, Trustee
       5,000 shares of Common Stock
       4,950 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


    /s/LARRY THOMAS
-----------------------
Larry Thomas
       191,083.88 shares of Common Stock
       189,171.92 shares of Junior Preferred Stock


    /s/MARTY ALBERTSON
-----------------------
Marty Albertson
       82,758 shares of Common Stock
       122,649.41 shares of Junior Preferred Stock


GUITAR CENTER INVESTORS FUND, LLC


By  /s/THOMAS R. HEIDENTHAL
  -----------------------
       Thomas R. Heidenthal, Administrative Member
       25,200 shares of Common Stock
       24,948 shares of Junior Preferred Stock


    /s/RICH PIDANICK
-----------------------
Rich Pidanick
       16,890 shares of Common Stock
       16,721.45 shares of Junior Preferred Stock


    /s/DON KELSEY
-----------------------
Don Kelsey
       6,142 shares of Common Stock
       6,080.53 shares of Junior Preferred Stock


    /s/GEORGE LAMPOS
-----------------------
George Lampos
       9,213 shares of Common Stock
       9,120.79 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


DAVE DIMARTINO REVOCABLE LIVING TRUST


By  /s/DAVE DIMARTINO
  -----------------------
       Dave DiMartino, Trustee
       95,542 shares of Common Stock
       94,586.27 shares of Junior Preferred Stock


  /s/BILL MCGARRY
-----------------------
Bill McGarry
       24,568 shares of Common Stock
       24,322.11 shares of Junior Preferred Stock


-----------------------
Rod Barger
       16,890 shares of Common Stock
       16,721.45 shares of Junior Preferred Stock


  /s/ANDY HEYNEMAN
-----------------------
Andy Heyneman
       12,284 shares of Common Stock
       12,161.06 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


DLJ MERCHANT BANKING PARTNERS, L.P.

By     DLJ Merchant Banking, Inc.
       Its Managing General Partner


By  /s/IVY DODES
  -----------------------
       Name: Ivy Dodes
       Title: Vice President
       371,539 shares of Senior Preferred Stock
       Warrant to purchase 34,221 shares of Common Stock and 33,878.45 shares of Junior Preferred Stock


DLJ INTERNATIONAL PARTNERS, C.V.

By     DLJ Merchant Banking, Inc.
       Its Advisory General Partner


By  /s/IVY DODES
  -----------------------
       Name: Ivy Dodes
       Title: Vice President
       179,691 shares of Senior Preferred Stock
       Warrant to purchase 16,550 shares of Common Stock and 16,385.01 shares of Junior Preferred Stock


DLJ OFFSHORE PARTNERS, C.V.

By     DLJ Merchant Banking, Inc.
       Its Advisory General Partner


By  /s/IVY DODES
  -----------------------
       Name: Ivy Dodes
       Title: Vice President
       9,551 shares of Senior Preferred Stock
       Warrant to purchase 880 shares of Common Stock and 870.93 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


DLJ MERCHANT BANKING FUNDING INC.


By  /s/IVY DODES
  -----------------------
       Name: Ivy Dodes
       Title: Vice President
       143,532 shares of Senior Preferred Stock
       Warrant to purchase 13,220 shares of Common Stock and 13,087.79 shares of Junior Preferred Stock


DLJ FIRST ESC, L.L.C.


By  /s/IVY DODES
  -----------------------
       Name: Ivy Dodes
       Title: Vice President
       95,687 shares of Senior Preferred Stock
       Warrant to purchase 8,813 shares of Common Stock and 8,725.19 shares of Junior Preferred Stock

                                 STOCKHOLDER CONSENT


THE MARTIN ALBERTSON ANNUITY TRUST


By  /s/MARTY ALBERTSON
  -----------------------
       Marty Albertson, Trustee
       20,565 shares of Common Stock


THE LISA ROSE ANNUITY TRUST


By  /s/MARTY ALBERTSON
  -----------------------
       Marty Albertson, Trustee
       20,565 shares of Common Stock